                            SECURITIES AND EXCHANGE COMMISSION


                                 Washington, D.C.  20549


                             ------------------------------


                                       FORM 8-K
                                    Current Report



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                         Date of Report: November 12, 1996





                       MERCANTILE CREDIT CARD MASTER TRUSTS
             (Exact name of registrant as specified in its charter)



            New York                     33-89380-01            37-0152681
 ----------------------------    ------------------------ ---------------------
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
  of incorporation)                                       Identification Number)


 Mercantile Bank of  Illinois
      National Association
      140 West Hawthorne
      Hartford, Illinois                                       62048
 ----------------------------------------                  -------------
 (Address of principal executive offices)                    (Zip Code)


              Registrant's telephone number, including area code:

                               (618) 251-2035

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ITEM 5.    OTHER EVENTS.
           -------------

            The October 1996 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on November 12, 1996.

ITEM 7.    EXHIBITS.
           ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of October 1996.

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                                  SIGNATURE
                                  ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          Mercantile Bank of Illinois
                                          National Association, Servicer


                                          By:    /s/ Daniel J. Trueman
                                                ----------------------
                                          Name:  Daniel J. Trueman
                                          Title: Vice President


Date: November 19, 1996


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
                                   INDEX TO EXHIBITS
                                   -----------------

Exhibit
Number                              Exhibits
-------                             --------
  1                                 Monthly Report to Floating Rate
                                    Credit Card Participation Certificates,
                                    Series 1995-1, investors for the month
                                    of October, 1996.